Basis of Presentation	12 Months Ended
Dec. 31, 2025
Basis of Presentation
Basis of Presentation
2.	Basis of Presentation

The company’s consolidated financial statements for the year ended December 31, 2025 are prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS Accounting Standards”).

The consolidated balance sheets of the company are presented on a non-classified basis. Assets expected to be realized and liabilities expected to be settled within the company’s normal operating cycle of one year are considered current, including the following balances: cash, short term investments, assets held for sale, derivative obligations and liabilities associated with assets held for sale. The following balances are considered non-current: deferred income tax assets, goodwill and intangible assets and deferred income tax liabilities. All other balances are comprised of current and non-current amounts.

The holding company has significant liquid resources that are generally not restricted by insurance regulators. The subsidiary insurance and reinsurance companies are typically subject to a variety of insurance and other laws and regulations that vary by jurisdiction and that are intended to protect policyholders rather than investors. These laws and regulations may limit the ability of the insurance and reinsurance companies to pay dividends or make distributions to parent companies. The company’s consolidated balance sheet and consolidated statement of cash flows therefore make a distinction in classification between the holding company and the insurance and reinsurance companies for cash and investments to provide additional insight into the company’s liquidity, financial leverage and capital structure.

These consolidated financial statements were approved for issue by the company’s Board of Directors on March 6, 2026.